As filed with the Securities and Exchange Commission on February 6, 2019

Registration No. 333-228448

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to

FORM S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Staffing 360 Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	7363	68-0680859
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue
27th Floor
New York, NY 10022
(646) 507-5710

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Brendan Flood
Chairman and Chief Executive Officer
Staffing 360 Solutions, Inc.
641 Lexington Avenue, 27th Floor
New York, New York 10022
(646) 507-5710

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Rick A. Werner, Esq. Matthew L. Fry, Esq. Haynes and Boone, LLP 30 Rockefeller Plaza, 26th Floor New York, New York 10112 (212) 659-7300	M. Ali Panjwani, Esq. Pryor Cashman LLP 7 Times Square New York, New York 10036 (212) 326-0820

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 (“Amendment No. 2”) to the Registration Statement on Form S-1 (File No. 333-228448) (the “Registration Statement”) of Staffing 360 Solutions, Inc. is being filed solely for the purpose of filing the Form of Underwriting Agreement as Exhibit 1.1 as indicated in Part II of this Amendment No. 2. This Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.   Other Expenses of Issuance and Distribution.

The following table sets forth all costs and expenses, other than underwriting discounts and commissions, paid or payable by the Registrant in connection with the sale of the securities being registered under this registration statement. All amounts shown are estimates except for the Securities and Exchange Commission, or SEC, registration fee and the FINRA filing fee.

Amount
SEC registration fee	$1,212
FINRA filing fee	$5,000
Blue-sky qualification fees and expenses	$—
Legal fees and expenses	$225,000
Accounting fees and expenses	$60,000
Transfer agent and registrar fees and expenses	$5,000
Miscellaneous expenses	$1,500
Total	$297,712

Item 14.   Indemnification of Directors and Officers.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the fullest extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

Sections 145 and 102(b)(7) of the General Corporation Law of the State of Delaware provide that a corporation may indemnify any person made a party to an action by reason of the fact that he or she was a director, executive officer, employee or agent of the corporation or is or was serving at the request of a corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of an action by or in right of the corporation, no indemnification may generally be made in respect of any claim as to which such person is adjudged to be liable to the corporation.

We have purchased and currently intend to maintain insurance on behalf of each and any person who is or was our director or officer against any loss arising from any claim asserted against him or her and incurred by him or her in any such capacity, subject to certain exclusions.

See also the undertakings set out in response to Item 17 herein.

Item 15.   Recent Sales of Unregistered Securities

Set forth below is information regarding securities issued us within the past three years that were not registered under the Securities Act of 1933, as amended, or the Securities Act. Also included is the consideration, if any, received by the Registrant, for such securities and options and information relating to the Securities Act, or rule of the SEC, under which exemption from registration was claimed.

On June 20, 2016 and September 12, 2016, we issued 7,660 shares of common stock, with an aggregate value of $66,000 to Acorn Management Partners, LLC in return for consulting services. The shares were issued in reliance upon an exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

During the period January 1, 2017 through December 31, 2017, we issued 1,500 shares of common stock, with an aggregate value of $5,500, to Wayne Miiller PLLC in return for advisory services provided to our board of directors, and 3,000 shares of common stock with an aggregate value of at $14,100, to Greenridge Global for investor relations advisory services.  The shares were issued in reliance upon an exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 3, 2017, we issued 120,000 shares of common stock to Hillair Capital Investments L.P. (“Hillair”), in connection with an amendment agreement with Hillair, pursuant to which we refinanced an aggregate amount of $2,688,000 of indebtedness and extended all amortization payments for the two 8% convertible notes each dated July 8, 2015, and February 8, 2016 to October 1, 2018. The shares were issued in reliance upon an exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 25, 2017, we issued (i) a 6% Subordinated Secured Note in the aggregate principal amount of approximately $7,400,000, (ii) one warrant to purchase up to 630,000 shares of our common stock and (iii) 330,000 shares of our common stock to Jackson in connection with our entry into a financing transaction pursuant to a Note and Warrant Purchase Agreement with Jackson.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On April 5, 2017, we issued 133,581 shares of our common stock to Jackson as a commitment fee in connection with our entry into an Omnibus Amendment and Reaffirmation Agreement with Jackson.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On August 2,2017, we issued 32,000 shares of our common stock to Jackson as a commitment fee in connection with our entry into a Second Omnibus Amendment and Reaffirmation Agreement with Jackson. Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On September 15, 2017, we issued 100,000 shares of our common stock to the holders (the “CBS Butler Shareholders”) of share capital of CBS Butler Holdings Limited (“CBS Butler”) and the holders of outstanding options of CBS Butler (the “CBS Option Holders”) as a portion of the purchase price for all of their shares and options of CBS Butler.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On September 15, 2017, we issued 450,000 shares of our common stock to Jackson as a closing commitment fee in connection with our entry into an Amended and Restated Note Purchase Agreement with Jackson.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On June 28, 2018, we issued 15,000 shares of our common stock to the individual principal (the “Principal”) of an entity that is the majority holder (the “CML Majority Holder”) of the share capital of CML as portion of the purchase price for the acquisition of all the shares in the CML Majority Holder held by the Principal.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On August 27, 2018, we issued to Jackson 192,000 shares of our common stock as a closing commitment fee in connection with the entry into a First Omnibus Amendment, Joinder and Reaffirmation Agreement with Jackson.  Such issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

On November 15, 2018, we issued to Jackson (i) 300,000 shares of our common stock as a closing commitment fee in connection with the entry into the Jackson Omnibus with Jackson and (ii) 13,000 shares of Series E Preferred Stock to Jackson in connection with our entry into the Debt Exchange Agreement with Jackson. Such issuances were undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

During the period December 31, 2017 through September 29, 2018, we issued 19,383 shares of common stock, with an aggregate value of approximately $55,000 to Greenridge Global LLC, SP Padda and J Charles Assets in return for investor relations advisory services and construction of leasehold improvements.  The shares were issued in reliance upon an exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 16.   Exhibits and financial statement schedules.

(a) Exhibits.

See the Exhibit Index immediately preceding the signature page to this registration statement, which is incorporated by reference herein.

(b) Financial statement schedules.

No financial statement schedules are provided because the information called for is not required or is shown either in the financial statements or the notes thereto incorporated by reference herein.

Item 17.   Undertakings.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Exhibit No.	Description
1.1*	Form of Underwriting Agreement
2.1	Agreement and Plan of Merger, by and between Staffing 360 Solutions, Inc., a Delaware corporation, and Staffing 360 Solutions, Inc., a Nevada corporation (1)
2.2	Asset Purchase Agreement, dated September 15, 2017, by and among Staffing 360 Georgia, LLC, FirstPro Inc., Firstpro Georgia LLC, April F. Nagel and Philip Nagel (2)
3.1	Amended and Restated Certificate of Incorporation (4)
3.2	Amended and Restated Bylaws (5)
3.3	Certificate of Amendment to Amended and Restated Certificate of Incorporation (6)
3.4	Certificate of Designations, Preferences and Rights of Series A Preferred Stock (7)
3.5	Certificate of Designations, Preferences and Rights of Series B Preferred Stock (8)
3.6	Certificate of Designations, Preferences and Rights of Series C Preferred Stock (9)
3.7	Amendment to Certificate of Designation After Issuance of Class or Series increasing the number of authorized Series C Preferred Stock (10)
3.8	Certificate of Designations, Preferences and Rights of Series D Preferred Stock (11)
3.9	Certificate of Designations, Preferences and Rights of Series E-1 Preferred Stock (12)
3.10	Certificate of Designations, Preferences and Rights of Series E-2 Preferred Stock (13)
3.11	Certificate of Correction for the Series D Preferred Stock, dated January 25, 2017 (14)
3.12	Certificate of Withdrawal of Series E-1 Preferred Stock (15)
3.13	Certificate of Withdrawal of Series E-2 Preferred Stock (16)
3.14	Certificate of Withdrawal of Series D Preferred Stock (17)
3.15	Certificate of Designation of Series E Convertible Preferred Stock (126)
3.16	Certificate of Correction to the Certificate of Designation of Series E Convertible Preferred Stock (127)
4.1	Form of Promissory Note (18)
4.2	Form of Warrant (19)
4.3	Form of Subscription Agreement (20)
4.4	Form of Warrant (21)
4.5	Form of Series A Bond (22)
4.6	Form of Warrant (23)
4.7	Revolving Loan Note issued pursuant to PRS Credit Agreement (24)
4.8	Registration Rights Agreement (25)
4.9	Debenture issued pursuant to Securities Purchase Agreement (26)
4.10	A Warrant issued pursuant to Securities Purchase Agreement (27)
4.11	B Warrant issued pursuant to Securities Purchase Agreement (28)
4.12	Three Year Note issued pursuant to Equity Purchase Agreement (29)
4.13	Two Year Note issued pursuant to Equity Purchase Agreement (30)
4.14	Form of Six Month Promissory Note (31)
4.15	Offer to Exchange Common Stock for Certain Outstanding Warrants (32)
4.16	Subordinated Secured Note issued to Jackson Investment Group LLC (33)
4.17	Warrant issued to Jackson Investment Group LLC (34)
4.18	April Note, dated April 5, 2017, issued to Jackson Investment Group LLC (35)
4.19	10% Subordinated Secured Note, dated August 2, 2017, issued to Jackson Investment Group, LLC (36)
5.1	Opinion of Haynes and Boone, LLP (135)
10.1	Assignment of Employment Agreement by and between TRIG Capital Partners, LLC and the Company, dated February 21, 2012 (37)
10.2	Form of Note Purchase Agreement (38)
10.3	Acquisition Agreement by and among IDC Technologies, Inc., Prateek Gattani and the Company, dated February 11, 2013 (39)
10.4	Employment Agreement with Alfonso J. Cervantes dated February 15, 2013 (40)
10.5	Letter Agreement by and among the Company and Chord Advisors, LLC dated February 15, 2013 (41)

10.6	Advisory Agreement by and among the Company and Grandview Capital Partners, Inc. dated February 16, 2013 (42)
10.7	Corporate Services Agreement by and between Pylon Management, Inc. and the Company dated February 14, 2013 (43)
10.8	Advisory Agreement by and between the Company and Joshua Capital, LLC dated February 15, 2013 (44)
10.9	Form of Subscription Agreement (45)
10.10	Stock Purchase Agreement by and among the Company, The Revolution Group, Ltd. and the stockholders of The Revolution Group, Ltd. dated March 21, 2013 (46)
10.11	Employment Agreement between the Company and Mark Aiello dated March 21, 2013 (47)
10.12	Stock Purchase Agreement by and among the Company, NewCSI, Inc. and the stockholders of NewCSI, Inc. dated August 14, 2013 (48)
10.13	Share Purchase Agreement, dated October 30, 2013, by and among Staffing 360 Solutions, Inc. and the stockholders of Initio International Holdings Limited (49)
10.14	Amendment No. 1 to the Share Purchase Agreement, dated December 10, 2013, by and among Staffing 360 Solutions, Inc. and the stockholders of Initio International Holdings Limited (50)
10.15	Form of Promissory Note (51)
10.16	Form of Deed of Warranties (52)
10.17	Disclosure Letter (53)
10.18	Form of Deed of Restrictive Covenant by and between Brendan Flood and the Company (54)
10.19	Form of Deed of Restrictive Covenant by and between Matthew Briand and the Company (55)
10.20	Amendment No. 1 to Employment Agreement, dated December 31, 2013, by and among Staffing 360 Solutions, Inc. and Alfonso J. Cervantes (56)
10.21	Employment Agreement, dated December 31, 2013, by and among Staffing 360 Solutions, Inc. and Allan Hartley (57)
10.22	Employment Agreement, dated January 3, 2014, by and among Monroe Staffing Services, LLC and Matthew Briand (58)
10.23	Employment Agreement, dated January 3, 2014, by and among Staffing 360 Solutions Limited (f/k/a Initio International Holdings Limited) and Brendan Flood (59)
10.24	Asset Purchase Agreement, by and among Staffing 360 Solutions (UK) Limited, Poolia UK Ltd. and Poolia UK (60)
10.25	Stock Purchase Agreement, by and among Linda Moraski, PeopleSERVE, Inc., PeopleSERVE PRS, Inc. and the Company, dated May 17, 2014 (61)
10.26	Form of Promissory Note (62)
10.27	Form of Employment Agreement with PS (63)
10.28	Form of Employment Agreement with PRS (64)
10.29	Form of Noncompetition Agreement (65)
10.30	Amended and Restated Credit and Security Agreement, by and among Monroe Staffing Services, LLC, PeopleSERVE, Inc., and Wells Fargo Bank, National Association, dated July 25, 2014. (66)
10.31	Employment Agreement, dated July 29, 2014, by and between the Jeff R. Mitchell and the Company (67)
10.32	2014 Equity Compensation Plan (68)
10.33	Form of Series A Bond Purchase Agreement (69)
10.34	Share Purchase Agreement, dated February 27, 2015, between the Company, Cyber 360, Inc. and Mark P. Aiello, Michael A. Consolazio and Heather D. Haughey (70)
10.35

Credit and Security Agreement, dated April 8, 2015, by and among PeopleSERVE, Inc. and Monroe Staffing Services, LLC, as borrowers, the Company, as a credit party, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (71)

10.36	Credit and Security Agreement, dated April 8, 2015, by and among PeopleSERVE PRS, Inc., as borrower, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (72)
10.37	Securities Purchase Agreement, dated July 8, 2015, by and among the Company, Hillair Capital Investments L.P, and each purchaser identified on the signature pages thereto (73)
10.38	Security Agreement, dated July 8, 2015, by and among the Company, certain U.S. subsidiaries of the Company, and each purchaser identified on the signature pages thereto (74)
10.39	Equity Purchase Agreement, dated July 8, 2015, by and among the Company, Lighthouse Placement Services, LLC, and Alison Fogel and David Fogel (75)

10.40	Employment Agreement, dated July 8, 2015, by and between Alison Fogel and Lighthouse Placement Services, LLC (76)
10.41	Employment Agreement, dated July 8, 2015, by and between David Fogel and Lighthouse Placement Services, LLC (77)
10.42	Non-Competition and Non-Solicitation Agreement, dated July 8, 2015, by Alison and David Fogel for the benefit of the Company and Lighthouse Placement Services, LLC (78)
10.43

Amendment No. 2 to the Credit and Security Agreement, effective August 31, 2015, by and among PeopleSERVE, Inc., Monroe Staffing Services, LLC, Faro Recruitment America, Inc. and Lighthouse Placement Services, LLC as borrowers, the Company, as a credit party, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (79)

10.44

Amendment No. 1 to the Credit and Security Agreement, effective August 31, 2015, by and among PeopleSERVE PRS, Inc. as borrower, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (80)

10.45	2015 Omnibus Incentive Plan (81)
10.46	Form of Amendment No. 1 to 12% Series B Convertible Bond (82)
10.47	Form of Amendment No. 1A to 12% Series B Convertible Bond (83)
10.48	Form of Amendment No. 1B to 12% Series B Convertible Bond (84)
10.49	Purchase Agreement, dated November 4, 2015, by and among Longbridge Recruitment 360 Limited, Staffing 360 Solutions, Inc. and the Sellers named therein (85)
10.50	Form of Purchase Agreement by and among Longbridge Recruitment 360 Limited, Staffing 360 Solutions, Inc. and Minority Stockholder (86)
10.51	Securities Purchase Agreement dated April 3, 2016 (87)
10.52	Placement Agency Agreement dated April 1, 2016, between the Company and Joseph Gunnar & Co., LLC (88)
10.53	Securities Purchase Agreement dated June 24, 2016, by and between the Company and the Purchasers of the Series D Preferred Stock (89)
10.54	Placement Agency Agreement dated June 23, 2016, between the Company and Source Capital Group, Inc. (90)
10.55	Letter Agreement, dated October 3, 2016, between the Company and Hillair Capital Investments L.P. (91)
10.56	Amended Letter Agreement, dated October 14, 2016, between the Company and Hillair Capital Investments L.P., and described in the Company’s Form 8-K/A filed on October 20, 2016 (92)
10.57	Amendment Agreement, dated January 3, 2017, between the Company and Hillair Capital Investments L.P. (93)
10.58	2016 Omnibus Incentive Plan (94)
10.59	2016 Long Term Incentive Plan (95)
10.60	Note and Warrant Purchase Agreement, dated January 25, 2017, by and among the Company, Jackson Investment Group LLC and the Subsidiary Guarantors (96)
10.61	Warrant Agreement, dated January 25, 2017, by and among the Company and Jackson Investment Group LLC (97)
10.62	Security Agreement, dated January 25, 2017, by and among the Company, Jackson Investment Group LLC and the U.S. Subsidiary Guarantors (98)
10.63	Pledge Agreement, dated January 25, 2017 by and the Company, Jackson Investment Group LLC and the U.S. Subsidiary Guarantors (99)
10.64	Subordination Agreement, dated January 25, 2017, by and among Midcap Funding X Trust, Jackson Investment Group LLC, the Company and the U.S. Subsidiary Guarantors (100)
10.65	Amended Warrant Agreement, dated March 14, 2017, between the Company and Jackson Investment Group LLC (101)
10.66	Amended Purchase Agreement, dated April 5, 2017, by and among the Company, Jackson Investment Group LLC and certain subsidiaries of the Company (102)
10.67	Second Amendment, dated April 5, 2017, by and among the Company and Jackson Investment Group LLC (103)
10.68	Amended Subordination Agreement, dated April 5, 2017, by and among Midcap Funding X Trust, Jackson Investment Group LLC, the Company and certain subsidiaries of the Company (104)

10.69	Amended SPA, dated April 5, 2017, by and among the Company and the holder of the Series D Shares (105)
10.70	Employment Agreement with David Faiman dated February 5, 2016 (106)
10.72	Second Amended Purchase Agreement, dated August 2, 2017, by and among the Company, Jackson Investment Group, LLC and certain subsidiaries of the Company (107)
10.73	Second Amended Subordination Agreement, dated August 2, 2017, by and among Midcap Funding X Trust, Jackson Investment Group, LLC, the Company and certain subsidiaries of the Company (108)
10.74

Amended and Restated Note Purchase Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (109)

10.75

Intercreditor Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc., MidCap Funding X Trust and Jackson Investment Group, LLC (110)

10.76

Share Purchase Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., Longbridge Recruitment 360 Limited and the holders of outstanding shares of CBS Butler Holdings Limited (111)

10.77

Amendment No.8 to the Credit and Security Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc. and MidCap Funding X Trust (112)

10.78	Agreement for Purchase of Debt, dated February 8, 2018, between CBS Butler Limited and HSBC Invoice Finance (UK) Limited (113)
10.79	Agreement for Purchase of Debt, dated February 8, 2018, between The JM Group (IT Recruitment) Limited and HSBC Invoice Finance (UK) Limited (114)
10.80	Agreement for Purchase of Debt, dated February 8, 2018, between Longbridge Recruitment 360 Ltd and HSBC Invoice Finance (UK) Limited (115)
10.81	Share Purchase Agreement, dated June 28, 2018, by and among Longbridge Recruitment 360 Limited, Staffing 360 Solutions, Inc., and Richard Ward (117)
10.82	Agreement for Purchase of Debt, dated June 28, 2018, between HSBC Invoice Finance (UK) Limited, and Clement May Limited (118)
10.83	Term Loan letter agreement, dated June 26, 2018, between HSBC Bank plc, and Staffing 360 Solutions Limited (119)
10.84

Share Purchase Agreement, dated August 27, 2018, by and among Monroe Staffing Services, LLC, Staffing 360 Solutions, Inc. and Pamela D. Whitaker (previously filed as Exhibit 10.1 to the Company’s Form 8-K/A filed with the SEC on November 2, 2018). (3)

10.85	Amendment No. 1 to Amended and Restated Warrant Agreement, dated August 27, 2018, between the Company and Jackson Investment Group, LLC (120)
10.86

Amendment No.10 and Joinder Agreement to Credit and Security Agreement and Limited Consent, dated August 27, 2018, by and among the Company, certain subsidiaries of the Company and MidCap Funding X Trust (121)

10.87	First Omnibus Amendment, Joinder and Reaffirmation Agreement, dated August 27, 2018, by and among the Company, certain subsidiaries of the Company, and Jackson Investment Group, LLC (122)
10.88	12% Senior Secured Note, due September 15, 2020, issued on August 27, 2018, to Jackson Investment Group, LLC (123)
10.89	First Amendment to Intercreditor Agreement, dated August 27, 2018, by and among Jackson Investment Group, LLC, the Company, certain subsidiaries of the Company, and MidCap Funding X Trust. (124)
10.90	Fifth Amended and Restated Revolving Loan Note, by and among certain subsidiaries of the Company and MidCap Funding X Trust (125)
10.91	Debt Exchange Agreement, dated November 15, 2018, by and between the Company and Jackson Investment Group LLC (128)
10.92	Second Omnibus Amendment, Joinder and Reaffirmation Agreement, dated November 15, 2018, by and among the Company, certain subsidiaries of the Company, and Jackson Investment Group, LLC (129)
10.93	Amended and Restated 12% Senior Secured Note, due September 15, 2020, issued on November 15, 2018, to Jackson Investment Group, LLC (130)
10.94	Amendment No. 2 to Amended and Restated Warrant Agreement, dated November 15, 2018, between the Company and Jackson Investment Group, LLC (131)

10.95	Form of Securities Purchase Agreement, dated January 22, 2019, by and between the Company and the Purchaser signatory thereto (132)
10.96	Placement Agency Agreement dated January 22, 2019, between the Company and ThinkEquity (133)
10.97	Employment Agreement with Alicia Barker dated June 19, 2018 (136)
10.98	Severance Agreement with Christopher Lutzo (137)
10.99	Waiver Agreement – Series A Preferred Stock (138)
10.100	First Amendment to 2016 Omnibus Incentive Plan (139)
16.1	Letter from RBSM LLP, dated December 18, 2017, addressed to the Securities and Exchange Commission (116)
23.1	Consent of BDO USA, LLP (140)
23.2	Consent of RBSM LLP (141)
23.3	Consent of Haynes and Boone, LLP (142)
24.1	Power of Attorney (included on signature page to Form S-1 filed on November 16, 2018) (134)

*Filed herewith

#Furnished herewith. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

(1)	Previously filed as Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on June 15, 2017.
(2)	Previously filed as Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on September 19, 2017.
(3)	Previously filed as Exhibit 10.1 to the Company’s Form 8-K/A, filed with the SEC on November 2, 2018.
(4)	Previously filed as Exhibit 3.3 to the Company’s Form 8-K, filed with the SEC on June 15, 2017.
(5)	Previously filed as Exhibit 3.4 to the Company’s Form 8-K, filed with the SEC on June 15, 2017.
(6)	Previously filed as Exhibit 3.1 to the Company’s Form 8-K, filed with the SEC on January 3, 2018.
(7)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 4, 2015.
(8)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 31, 2015.
(9)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 7, 2016.
(10)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 22, 2016.
(11)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 27, 2016.
(12)	Previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on January 13, 2017.
(13)	Previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on January 13, 2017.
(14)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 27, 2017.
(15)	Previously filed as Exhibit 3.13 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2017.
(16)	Previously filed as Exhibit 3.14 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2017.
(17)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 11, 2017.
(18)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 7, 2013.
(19)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 24, 2013.
(20)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.

(21)	Previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(22)	Previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on August 4, 2014.
(23)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2015.
(24)	Previously filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2015.
(25)	Previously filed as Exhibit 4.6 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2015.
(26)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(27)	Previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(28)	Previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(29)	Previously filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(30)	Previously filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(31)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 10, 2015.
(32)	Previously filed as Exhibit (A)(1)(A) to the Company’s Form SC TO-1, filed with the SEC on March 29, 2016.
(33)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(34)	Previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(35)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 6, 2017.
(36)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 8, 2017.
(37)	Previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K, filed with the SEC on September 13, 2012.
(38)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 7, 2013.
(39)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 13, 2013.
(40)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2013.
(41)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2013.
(42)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2013.
(43)	Previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2013.
(44)	Previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2013.
(45)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 24, 2013.
(46)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 2, 2013.
(47)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on May 2, 2013.

(48)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 19, 2013.
(49)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(50)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(51)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(52)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(53)	Previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(54)	Previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(55)	Previously filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(56)	Previously filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(57)	Previously filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(58)	Previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(59)	Previously filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed with the SEC on January 7, 2014.
(60)	Previously filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K, filed with the SEC on September 15, 2014.
(61)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2014.
(62)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2014.
(63)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2014.
(64)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2014.
(65)	Previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2014.
(66)	Previously filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K, filed with the SEC on September 15, 2014.
(67)	Previously filed as Exhibit 10.33 to the Company’s Annual Report on Form 10-K, filed with the SEC on September 15, 2014.
(68)	Previously filed as Exhibit 10.35 to the Company’s Annual Report on Form 10-K, filed with the SEC on September 15, 2014.
(69)	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 4, 2014.
(70)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 5, 2015.
(71)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2015.
(72)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2015.
(73)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(74)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.

(75)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(76)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(77)	Previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(78)	Previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on July 14, 2015.
(79)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 4, 2015.
(80)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 4, 2015.
(81)	Previously filed as Exhibit 4.1 to the Company’s Form S-8, filed with the SEC on October 2, 2015.
(82)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 5, 2015.
(83)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 5, 2015.
(84)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on November 5, 2015.
(85)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 10, 2015.
(86)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 10, 2015.
(87)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 7, 2016.
(88)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 7, 2016.
(89)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 27, 2016.
(90)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 27, 2016.
(91)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 7, 2016.
(92)	Previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on January 13, 2017, and described in the Company’s Form 8-K/A filed on October 20, 2016.
(93)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 5, 2017.
(94)

Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 27, 2017 (through an incorporation by reference from Appendix D to the Company’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016).

(95)

Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 27, 2017 (through an incorporation by reference from Appendix E to the Company’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016).

(96)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(97)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(98)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(99)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(100)	Previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2017.
(101)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 20, 2017.

(102)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 6, 2017.
(103)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 6, 2017.
(104)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on April 6, 2017.
(105)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on April 6, 2017.
(106)	Previously filed as Exhibit 10.70 to the Company’s Transition Report on Form 10-KT, filed with the SEC on April 12, 2017.
(107)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 8, 2017.
(108)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on August 8, 2017.
(109)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on September 19, 2017.
(110)	Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on September 19, 2017.
(111)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 19, 2017.
(112)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 19, 2017.
(113)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 13, 2018.
(114)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 13, 2018.
(115)	Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on February 13, 2018.
(116)	Previously filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2017.
(117)	Previously filed as an exhibit to the Company’s Form 8-K filed with the SEC on July 5, 2018
(118)	Previously filed as an exhibit to the Company’s Form 8-K filed with the SEC on July 5, 2018
(119)	Previously filed as an exhibit to the Company’s Form 8-K filed with the SEC on July 5, 2018
(120)	Previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(121)	Previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(122)	Previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(123)	Previously filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(124)	Previously filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(125)	Previously filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018
(126)	Previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 15, 2018
(127)	Previously filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 15, 2018
(128)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 15, 2018
(129)	Previously filed as Exhibit 10.92 to the Company’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018.
(130)	Previously filed as Exhibit 10.93 to the Company’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018.

(131)	Previously filed as Exhibit 10.94 to the Company’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018.
(132)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 23, 2019.
(133)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on January 23, 2019.
(134)	Previously filed as Exhibit 24.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018.
(135)	Previously filed as Exhibit 5.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(136)	Previously filed as Exhibit 10.97 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(137)	Previously filed as Exhibit 10.98 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(138)	Previously filed as Exhibit 10.99 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(139)	Previously filed as Exhibit 10.100 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(140)	Previously filed as Exhibit 23.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(141)	Previously filed as Exhibit 23.2 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.
(142)	Previously included in Exhibit 5.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 6, 2019.

Staffing 360 Solutions, Inc.

By:	/s/ Brendan Flood
Name: Brendan Flood
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Brendan Flood	Chairman, Chief Executive Officer and Director (principal executive officer)	February 6, 2019
Brendan Flood

	/s/ David Faiman	Chief Financial Officer, Secretary and Treasurer (principal financial and principal accounting officer)	February 6, 2019
David Faiman

	*	Director	February 6, 2019
Dmitri Villard

	*	Director	February 6, 2019
Nicholas Florio

	*	Director	February 6, 2019
Jeff Grout

	*	Director	February 6, 2019
Alicia Barker

*By:	/s/ Brendan Flood
Brendan Flood
Attorney-in-fact